Morgan Stanley Flexible Income Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
  Leiner    5/24/0    -     $100.0  $150,000  220,00   0.15%   0.06     UBS
  Health       4               0      ,000       0              %    Investment
 Products                                                              Bank,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Morgan
                                                                      Stanley

                                                                      Wachovia
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                     Citigroup,
                                                                       Lehman
                                                                     Brothers,
Enterprise  9/23/0    -     $99.91  $650,000  150,00   0.02%   0.04   Barclays
 Products      4                      ,000       0              %     Capital,
                                                                       Scotia
                                                                      Capital,
                                                                        RBC
                                                                      Capital
                                                                      Markets,
                                                                        HVB
                                                                      Capital
                                                                      Markets
                                                                       Inc.,
                                                                      SunTrust
                                                                      Robinson
                                                                     Humphrey,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                     Mitsubishi
                                                                     Securities
                                                                       , BNP
                                                                      PARIBAS,
                                                                       Mizuho
                                                                     Internatio
                                                                      nal plc,
                                                                       Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                       Harris
                                                                      Nesbitt

                                                                      Wachovia
                                                                     Securities
                                                                        , JP
                                                                       Morgan,
                                                                     Citigroup,
                                                                       Lehman
                                                                      Brothers,
                                                                      Barclays
Enterprise   9/23/0    -    $99.72   $500,000  320,00   0.06%  0.09   Capital,
 Products      4                       ,000       0              %     Scotia
                                                                      Capital,
                                                                         RBC
                                                                       Capital
                                                                      Markets,
                                                                         HVB
                                                                       Capital
                                                                       Markets
                                                                        Inc.,
                                                                      SunTrust
                                                                      Robinson
                                                                      Humphrey,
                                                                       Banc of
                                                                       America
                                                                     Securities
                                                                        LLC,
                                                                     Mitsubishi
                                                                     Securities
                                                                        , BNP
                                                                      PARIBAS,
                                                                       Mizuho
                                                                     Internatio
                                                                      nal plc,
                                                                       Morgan
                                                                      Stanley,
                                                                         UBS
                                                                     Investment
                                                                        Bank,
                                                                       Harris
                                                                       Nesbitt